Exhibit 10.04e
MONRO MUFFLER BRAKE, INC.
RETIREMENT PLAN
Amendment No. 5 to GUST Restatement
     Pursuant to Section 11.1, the Plan is amended, effective January 1, 2004, by adding the following new provision to the end of Section 1.2:
     Notwithstanding anything in the Plan to the contrary, with respect to the Code section 415 limit, for purposes of adjusting the annual benefit to a straight life annuity, the equivalent annual benefit shall be the greater of the equivalent annual benefit computed using the Plan’s interest rate and Plan mortality table (or other tabular factor) and the equivalent annual benefit computed using five percent (5%) interest rate assumption and the “applicable mortality table.” However, for purposes of adjusting the annual benefit to a straight life annuity, if the annual benefit is paid in any form other than a non-decreasing life annuity payable for a period not less than the life of a Participant or, in the case of a Pre-Retirement Survivor Annuity, the life of the surviving spouse, then the equivalent annual benefit shall be the greater of the equivalent annual benefit computed using the Plan interest rate and Plan mortality table (or other tabular factor) and the equivalent annual benefit computed using the “applicable interest rate” and the “applicable mortality table.” With respect to Plan Years beginning in 2004 and 2005 and any subsequent Plan Year as provided by law, for purposes of adjusting the annual benefit to a straight life annuity, if the annual benefit is paid in any form other than a non-decreasing life annuity payable for a period not less than the life of a Participant or, in the case of a Pre-Retirement Survivor Annuity, the life of the surviving spouse, then the equivalent annual benefit shall be the greater of the equivalent annual benefit computed using the Plan interest rate and Plan mortality table (or other tabular factor) and the equivalent annual benefit computed using five and one-half percent (5.5%) and the “applicable mortality table.”
     IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this amendment on its behalf this 21st day of December, 2006.

MONRO MUFFLER BRAKE, INC.

By:	/s/ Catherine D’Amico

Title:	CFO

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